ORBITEX GROUP OF FUNDS

                        SUPPLEMENT DATED JANUARY 1, 1999,
                        TO PROSPECTUS DATED JULY 12, 1999


The paragraph following the heading "Portfolio Manager" on page 34 of the Prospectus is replaced in its entirely with the following paragraph:

         The Strategic Natural Resources Fund is managed by a team of investment professionals at Orbitex Management, Inc. who are primarily responsible for day-to-day decisions regarding the Fund's investments.